Investor Presentation July 2021 Exhibit 99.2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS Page 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new, or changes in, governmental regulations; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; heightened regulatory requirements resulting from our total assets exceeding $10 billion; changes in accounting standards; any failure to comply with applicable laws and regulations, including the Community Reinvestment Act and fair lending laws, the USA PATRIOT ACT, Office of Foreign Asset Control guidelines and requirements, the Bank Secrecy Act, and the related Financial Crimes Enforcement Network and Federal Financial Institutions Examination Council’s guidelines and regulations; lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; the soundness of other financial institutions; declining oil and gas prices, and declining demand for coal could negatively impact the demand and credit quality of loans; the availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; changes in interest rates; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; competition from new or existing competitors; variable interest rates tied to the London Interbank Offered Rate (LIBOR) that may no longer be available, or may become unreliable, to us; cyber-security risks, including “denial- of-service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security and data protection rules and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill; exposure to losses in collateralized loan obligations; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; the loss of the services of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating controls; our ability to implement new technology-driven products and services or be successful in marketing these products and services to our clients; our ability to execute on our intended expansion plans; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships; our status as a “controlled company” under NASDAQ Marketplace Rules; the volatility in the price and trading volume or our Class A common stock; “anti-takeover” provisions and the regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our Class A common stock not being an insured deposit; the holders of the Class B common stock having voting control of the Company and the ability to determine virtually all matters submitted to stockholders, including potential change in control transactions, and our dual class common stock structure putting downward pressure on our common stock price; the potential dilutive effect of future equity issuances; the subordination of our Class A common stock to our existing and future indebtedness; the COVID-19 pandemic and the U.S. government’s response to the pandemic; and the effect of global conditions, earthquakes, tsunamis, floods, fires, and other natural catastrophic events. These factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission under the caption “Risk Factors.” Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward- looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

FIBK Overview

Overview	
Headquarters	Billings, MT
Kroll Rating (Subordinated Notes)	BBB
Total Assets	$18.9 Billion
Trust Assets Under Management	$5.7 Billion
Total Deposits	$15.6 Billion

Description

- Headquartered in Billings, MT and focused on regional community banking in Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming:
  - 147 banking offices
  - 217 ATMs, plus 37,000 MoneyPass ATMs
- Offering a full suite of products:
  - Commercial Banking
  - Credit Card Products
  - Indirect Lending
  - Mortgage
  - Retail and Small Business
  - SBA Lending
  - Treasury Management
  - Wealth Management
- Guided by four strategic pillars:
  - Our People, Our Priority
  - Relentless Client Focus
  - Future-Ready, Today
  - Financial Vitality

Asset Mix



Company Owned Life Insurance 1.6%
Premises & Equipment 1.6%
Other Assets 1.3%
Mortgage Loans HFS 0.3%
Mortgage Servicing Rights 0.1%
Goodwill & Intangible Assets 3.7%
Cash 10.3%
Net Loans 51.2%
Investment Securities 29.8%

Liability Mix



Long-Term Debt 0.7%
TruPS 0.5%
Other 1.0%
REPOs 6.1%
Deposits 91.7%

Q2 2021 Revenue Breakdown



Non-Interest Income 22.9%
Net Interest Income 77.1%

As of June 30, 2021

Page 3

Investment Highlights • Pandemic response: Our people, our clients, and our communities • Experienced leadership team • Strong financial performance • Diversified client base tempers economic volatility • Strong core deposit funding • Conservative credit strategy, limiting exposure to large losses • Stable sources of non-interest income Page 4

Name Title Age Industry Experience Years at FIBK Kevin P. Riley President and Chief Executive Officer 61 30+ Years 7 Years Marcy D. Mutch Chief Financial Officer 61 30+ Years 14 Years Russell A. Lee Chief Banking Officer 64 40+ Years 6 Years Jodi Delahunt Hubbell Chief Operating Officer 55 30+ Years 3 Years Phillip G. Gaglia Chief Risk Officer 57 30+ Years 31 Years Kirk D. Jensen General Counsel 51 20+ Years 5 Years Kade G. Peterson Chief Information Officer 56 30+ Years 2 Years Rachel B. Turitto Chief Human Resources Officer 36 15+ Years 4 Years David C. Redmon Chief of Staff 56 3 Years 3 Years Experienced Leadership Team Page 5 As of June 30, 2021

147 banking offices in 6 states Building the First Interstate Franchise Mr. Homer Scott establishes First Interstate Bank with the purchase of the Bank of Commerce in Sheridan, Wyoming 1968 2014 2015 2019 11 BRANCHES $725 MILLION 2017 46 BRANCHES $3.2 BILLION 2008 2018 20 BRANCHES $814 MILLION2016 7 BRANCHES $225 MILLION 2019 3 BRANCHES $130 MILLION Mountain West Financial Corp. Absarokee Bancorporation, Inc. Flathead Bank of Bigfork Expand into Idaho, Oregon, and Washington Expand into adjacent markets in South Dakota Page 6

Attractive Markets Page 7 Deposit Market Share and Branch Locations by State Idaho % of Market Deposits 4.7% 17.7% 2.3% 0.1% 0.3% 14.9% Deposit Market Share Rank 8th 2nd 11th 12th 31st 2nd Number of Branches 23 49 33 16 18 16 Total Population 1,832,352 1,081,656 4,281,747 894,793 7,765,146 578,413 Projected Population Growth (’21-’26) 6.5% 4.0% 4.9% 4.0% 6.3% 0.7% State / Metric Montana Oregon South Dakota Washington Wyoming Note: Market share/rank sourced from FDIC as of June 30, 2020. Population by state, projected population growth rate, and total deposits data is sourced from S&P Global Market Intelligence as of June 30, 2020

Attractive Markets: Historically Stable Employment Page 8 B est 5 States 1 Nebraska 2.5% 2 Utah 2.7% 3 New Hampshire 2.9% 4 South Dakota 2.9% 5 Idaho 3% Wo rst 5 States 50 New M exico 7.9% 49 Connecticut 7.9% 48 Nevada 7.8% 47 New York 7.7% 46 Hawaii 7.7% 0.0% to 3.0% 3.0% to 4.0% 4.0% to 6.0% Source: Bureau of Labour Statistics 6.0% to 8.0% Data as of: 6/30/2021 8.0% or more (U.S. Avg = 5.9%) SOUTH DAKOTA 3.7% (RANKED 9TH) (RANKED 31ST) 5.4% 2.9% (RANKED 4TH) MONTANA WYOMING WASHINGTON OREGON 5.2% 5.6% 3% IDAHO (RANKED 5TH) (RANKED 32ND) (RANKED 29TH)      

Page 9 Solid Funding Base

Strong Core Deposit Base Page 10 As of June 30, 2021 Overview Total Deposits $15.6 Billion Total Core Deposits* $15.4 Billion Cost of Deposits, incl. Repos (Q2 2021) 6 basis points Demand Non- Interest Bearing 35% Demand Interest Bearing 28% Savings 31% Time, Other 5% Time, $250K and over 1% *Core Deposits defined as total deposits excluding time deposits >$250,000 and Brokered Deposits Sources: SNL and company reports

Source of Deposits Allocation of $15.6B of Deposits by State Page 11 *The market share percentages are per the FDIC, not including Credit Union Deposits within each community. As of June 30, 2021 LOCATION MARKET SHARE* JUNE 2020 LOCATION MARKET SHARE* JUNE 2020 Laramie, WY 44% Jackson, WY 14% Riverton, WY 45% Nampa, ID 13% Sheridan, WY 37% Kalispell, MT 17% Missoula, MT 29% Coeur d’Alene, ID 8% Casper, WY 28% Cheyenne, WY 12% Great Falls, MT 30% Medford, OR 8% Gillette, WY 25% Rapid City, SD 8% Billings, MT 25% Boise, ID 3% Redmond, OR 26% Spokane, WA 5% Spearfish, SD 23% Lynnwood, WA 1% Bend, OR 22% Eugene, OR 1% Helena, MT 22% Salem, OR 1% Bozeman, MT 15% Portland, OR .4% Montana 39% South Dakota 8% Wyoming 20% Idaho 11% Washington 5% Oregon 17%

Balance of Consumer and Business Deposits 57% 57% 55% 53% 51% 50% 43% 43% 45% 47% 49% 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2017 2018 2019 2020 Q1 2021 Q2 2021 Total Consumer Deposits Total Business Deposits Page 12 P e rc e n t (% ) As of the applicable period end

Page 13 Credit Portfolio

Diversified Loan Portfolio by Industry Loan Mix Commercial Commercial Real Estate & Construction Agriculture RE 2% Commercial RE 38% Residential RE 16% Construction RE 12% Consumer 10% Agriculture 2% Commercial 20% $9.8 Billion in Loans Real Estate and Rental and Leasing 15% Construction 11% Health Care and Social Assistance 10% Accommodation and Food Services 9% Retail Trade 7% Manufacturing 6% Professional, Scientific, and Technical Services 6% Transportation and Warehousing 6% Finance and Insurance 4% Other Services (except Public Administration) 3% All Other 23% Owner Occupied 33% Non-Owner Occupied 36% Residential Real Estate - Multi Family 8% Land Acquisition and Development 5% Residential Construction 5% Commercial Construction 13% Page 14 As of June 30, 2021 • Average (total) loan size = $71k outstanding / $89k committed exposure • Average C&I loan size = $132k outstanding / $240k committed exposure • Average CRE loan size = $821k outstanding / $951k committed exposure

Loan Portfolio by State Idaho 8% Montana 25% Oregon 17% South Dakota 5% Washington 11% Wyoming 10% Other* 24% Page 15 * “Other” is an aggregation of central lines of business that includes residential mortgages, credit cards, and indirect consumer loans. As of June 30, 2021

Trends in Unfunded Commitments Page 16 54.6% 67.1% 39.8% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Unfunded as a % of Commitment Revolving and Non-Revolving Lines of Credit Revolving Non-Revolving As of the applicable period end

Trends in Unfunded Revolving Commitments Page 17 67.1% 32.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% Dec 2019 Mar 2020 Jun 2020 Sep 2020 Dec 2020 Mar 2021 Jun 2021 Percentage Used / Unused (Revolving)* Total Unfunded Commitments % Total Funded Commitments % 0 200 400 600 800 1,000 1,200 1,400 M il li o n s Commitments by Loan Portfolio (Revolving)** Total Funded Total Unfunded **As of June 30, 2021*As of the applicable period end

Deferrals and Forbearances Page 18 Type # Approved $ Approved (in millions) Commercial 3 $ 0.1 Consumer 43 $ 1.4 Total 46 $ 1.5 Type # Approved $ Approved (in millions) Mortgage 11 $ 2.6 Forbearances As of June 30, 2021 Deferrals

Improving Asset Quality Non-Performing Loans to Loans Held for Investment (LHFI) Non-Performing Assets to Total Assets Non-Performing Assets to LHFI + OREO 0.51% 0.51% 0.39% 0.49% 0.39% 0.35% 0.29% 0.24% 0.20% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 0.51% 0.64% 0.55% 0.71% 0.57% 0.54% 0.49% 0.42% 0.36% 0.00% 0.40% 0.80% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 0.82% 0.83% 0.64% 0.80% 0.64% 0.59% 0.51% 0.44% 0.38% 0.00% 0.50% 1.00% 1.50% 2.00% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 As of June 30, 2021, non-performing assets decreased $6.0 million, or 13.8%, to $37.6 million, compared to $43.6 million as of March 31, 2021, primarily due to decreases in non-accrual loans of $6.6 million, or 17.8%, other real estate owned of $0.2 million, or 9.1%, partially offset by an increase in loans 90 days past due of $0.8 million, or 18.2%. Page 19

Criticized and Classified Loans 4.60% 4.63% 4.34% 4.49% 3.65% 3.74% 3.49% 3.16% 2.78% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 2.57% 2.69% 2.58% 2.80% 2.43% 2.19% 1.96% 1.62% 1.47% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Criticized Loans to LHFI Classified Loans to LHFI Criticized loans decreased $38.0 million, or 12.2%, to $273.4 million as of June 30, 2021, from $311.4 million as of March 31, 2021, driven primarily by several upgrades in agricultural and commercial real estate in addition to loan pay-offs in the agricultural, commercial real estate, and agricultural real estate portfolios. Classified Loans decreased $15.1 million, or 9.5%, to $144.3 million as of June 30, 2021, from $159.4 million as of March 31, 2020, largely attributable to the payoff and pay-down activity on several Substandard credits. Page 20

Top 10 Relationships

Borrower Industry	Outstandings	Unfunded	Commitments
Lessors of Residential Buildings and Dwellings	$37,255,837	$31,462,948	$68,718,784
Other Activities Related to Real Estate	50,990,366	16,944,915	67,935,281
Engineering Services	29,275,774	30,541,383	59,817,158
Offices of Physicians (except Mental Health Specialists)	24,349,745	26,364,767	50,714,512
Lessors of Residential Buildings and Dwellings	7,158,264	43,323,124	50,481,388
Lessors of Nonresidential Buildings (except Miniwarehouses)	49,944,241	88,843	50,033,083
Recreational Vehicle Dealers	3,860,894	45,000,000	48,860,894
Lessors of Nonresidential Buildings (except Miniwarehouses)	43,385,203	1,773,357	45,158,560
Commercial and Institutional Building Construction	40,601,543	4,414,742	45,016,285
Lessors of Residential Buildings and Dwellings	9,505,828	34,548,589	44,054,417

Our $35 million in-house lending limit is well below the legal lending limit of $285 million in order to reduce the risk within the loan portfolio. Currently only 16 relationships exceed the in-house lending limit.

Page 21

As of June 30, 2021

Page 22 Current Expected Credit Loss (CECL)

CECL Results Page 23 • Reviewed and affirmed June 2021 Baseline forecast. • Herd immunity against COVID-19 achieved by August 2021 • Fed rates remain low; asset purchases by the Fed expected to begin tapering early 2022 • Inflation risks expected to increase 2.8% over the course of 2021 but remain in an observation stage as to whether it is transitory or not • Stimulus package (“Build Back Better”) is smaller than proposed at $1.5 Trillion vs. $2.0 Trillion. No Prescription drug reform; corporate tax rate increase to 25% not 28% as previously anticipated. • Infections Abate by July 2021 • Unemployment Rate improving more rapidly than prior projections – forecasted return to sub-5% levels by Q4-2021 • GDP remains above 6% through Q3-2021 before beginning to moderate through 2022 • Improving trends in House Price Index (HPI) • Commercial Real Estate Price Index (CREPI) continues decline through 2021 before rebounding 2022 • 10YR Treasury approaches 2% by YE-21 and is above 2% in 2022 • Portfolio Characteristics • Industry Exposure • Energy, • Ag (no additional allocation, but monitoring given drought conditions in the West) • Segment Exposure – CRE (including Hotel), Residential Construction, Consumer, Acquired • Historical Data Enhancements • Loan Characteristics, Prepayment Speeds • Management Judgement As of June 30, 2021 Moody’s Baseline Forecast Primary Economic Considerations Qualitative Factor Inputs 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $20 $40 $60 $80 $100 $120 $140 $160 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q-21 2Q-21 M ill io n s Allowance to Total Loans Held for Investment (HFI) ACL ($) ACL to Loans Held For Investment (%)

Allowance for Credit Loss (ACL) Allocation by Segment

($000's)	1Q21			2Q21		
Segments	Outstanding Balances*	ACL	ACL Rate	Outstanding Balances*	ACL	ACL Rate
Agricultural	$ 225,139	$ 641	0.28%	$ 214,215	$ 398	0.19%
Agricultural Credit Cards	1,541	17	1.07%	1,655	7	0.44%
Agriculture RE	220,829	2,723	1.23%	220,993	2,961	1.34%
CRE Non-Owner Occupied	1,721,122	23,106	1.34%	1,738,871	22,954	1.32%
CRE Owner Occupied	1,660,118	17,437	1.05%	1,641,611	16,595	1.01%
Commercial & Floor Plans	1,028,918	31,015	3.01%	1,000,039	28,972	2.90%
Commercial Construction	551,436	7,173	1.30%	632,247	8,042	1.27%
Commercial Credit Cards	64,426	280	0.44%	76,266	254	0.33%
Commercial Purpose 1-4 Family	268,057	4,737	1.77%	264,657	4,395	1.66%
Consumer Direct & AdvanceLine	142,212	4,892	3.44%	134,637	4,680	3.48%
Consumer Home Equity & HELOC	376,284	1,378	0.37%	380,431	1,368	0.36%
Consumer Indirect	790,789	16,049	2.03%	774,846	15,808	2.04%
Consumer Credit Cards	67,043	1,546	2.31%	65,837	1,576	2.39%
Land Acquisition and Development	258,745	1,114	0.43%	260,413	996	0.38%
Residential Construction	247,508	1,357	0.55%	267,884	1,612	0.60%
CRE Multi-Family	365,826	11,842	3.24%	357,882	11,604	3.24%
Residential 1-4 Family	1,075,165	11,461	1.07%	1,199,185	13,386	1.12%
	$9,065,160	$136,666	1.51%	$9,231,670	$135,509	1.47%

Allowance for Credit Loss as a % of LHFI, including PPP loans, is 1.38%

*Variance between modeled loan outstanding balances and total loans are primarily Paycheck Protection Program (PPP) Loans, New Market Tax Credits and overdrafts. Totals may not sum due to rounding and/or non-disclosed segments.

Page 24

As of June 30, 2021

Page 25 Balance Sheet Management

Investment Portfolio Quarterly New Purchases: Average Yield Quarterly New Purchases: Duration A/L Page 26 Portfolio Composition ($5.64 Billion) 0.9% 1.2% 1.4% 1.5% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% Q2-21Q1-21Q4-20Q3-20 As of June 30, 2021 0% 0% 1% 1% 4% 7% 9% 10% 15% 15% 38% 0% 5% 10% 15% 20% 25% 30% 35% 40% ABS Floating MBS Small Business CMO Floating Private Label Corporate Municipal CMBS Treasury / Agency CMO Fixed MBS 4.61 5.85 8.67 8.05 3.03 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 Q2-21Q1-21Q4-20Q3-20 Including Fair Value Hedge

Attractive Duration Profile Page 27 3.75 4.02 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Y E A R S INVESTMENTS DURATION Securities Duration Securities + Fair Value Hedge Duration

Interest Rate Sensitivity Page 28 NET INTEREST INCOME CHANGE ($) NET INTEREST INCOME CHANGE (%) Base case assumes static balance sheet as of June 30, 2021 and parallel rate shifts. $566 $538 $510 $483 $454 $417 $397 $300 $350 $400 $450 $500 $550 $600 +400 bps+300 bps+200 bps+100 bpsBase-100 bps-200 bps M il li o n s NET INTEREST INCOME VOLATILITY - 12 MONTH HORIZON Net Interest Income (NII) ALCO Limits 24.77% 18.64% 12.46% 6.37% 0.00% -8.08% -12.49% -35% -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% +400 bps +300 bps +200 bps +100 bps Base -100 bps -200 bps NET INTEREST INCOME (NII) - Shocks LIABILITY SENSITIVE ASSET SENSITIVE

Well Positioned to Benefit from Higher Rates

- 17.1% Increase in Core Deposits (Q2-21 vs. Q2-20)
- 6 BPS Total Deposit Costs, incl. Repos (Q2 2021)
- $1.7B Excess Liquidity (06-30-21)

Record deposit growth could lead to meaningful NII improvement in a rising rate scenario

ASSUMPTIONS

- % Change in annual NII versus static rates (06-30-21)
- +100 bps parallel ramp over the next 12 months
- Year 2 Impacts

Deposit Betas

Increase in Investment Securities	10%	20%	30%*	40%
+ 1,200 Million	7.5%	6.4%	5.3%	4.1%

*Current beta

Example: $1.2 billion invested would result in 5% higher NII, versus the modeled static scenario.

We remain well positioned for the environment as deployment of excess liquidity could provide meaningful earnings power. Industry liquidity may also lead to lower betas in next rising rate cycle.

Page 29

Page 30 As of June 30, 2021 Fixed Loans 55% Adjustable (Term) Loans 22% Variable (Prime-Based) Loans 12% Libor 1M Loans 11% LOAN REPRICING GAP SCHEDULE* $4,948 $2,901 $1,393 $593 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 <= 1Y > 1Y <= 3Y > 3Y <= 5Y > 5Y $ in Millions *Contractual Repricing Benchmarks Well Positioned to Benefit from Higher Rates

Page 31 Current Financial Performance

$66.6 $68.2 $64.9 $60.4 $55.1 1.77% 1.73% 1.60% 1.37% 1.21% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% $54.0 $56.0 $58.0 $60.0 $62.0 $64.0 $66.0 $68.0 $70.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $ i n M il li o n s PPNR PPNR/Avg Assets (annualized) Pre-Provision Net Revenue (PPNR) Page 32 1 Net Income Before Tax + Provision Expense. PPNR is a Non-GAAP measurement. See Appendix for Non-GAAP reconciliation. The decrease in PPNR during Q2 2021 was due to a decrease in non-interest income of $2.8 million, primarily driven by a decrease in mortgage banking revenues as a result of the mortgage servicing impairment recovery during Q1 2021, and a $4.5 million decrease in PPP interest income driving a net decrease of $1.9 million in net interest income. 1

Net Interest Margin Analysis: Contribution to Change Page 33 3.04% 2.82% -11 BPS -7 BPS 1 BPS 0 BPS -9 BPS 4 BPS 0 BPS 0 BPS 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% Q1-21 Loan Investment Cash Deposit Loans Investments Cash Deposits Q2-21 NET INTEREST MARGIN CONTRIBUTION: BREAKDOWN RATE IMPACT MIX IMPACT

Non-Interest Income Payment Services 32.3% Mortgage Banking 27.2% Wealth Management 17.8% Deposit Service Charges 11.0% Other Service Charges and Fees 4.5% Other Income 7.1% 22.9% of Total Revenue Page 34 Quarter Ended June 30, 2021

Payment Services $3.4 $6.1 $1.9 Total: $11.4 Million** Debit Interchange Credit Interchange Other fee income $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Credit Card Volumes* Business Consumer **As of June 30, 2021 (in millions) Page 35 $ i n m il li o n s *As of the applicable period end

Mortgage Production QUARTERLY PRODUCTION VOLUME 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% $- $100 $200 $300 $400 $500 $600 $700 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Purchase Refinance % Sold to Secondary Market Page 36 As of the applicable period end M il li o n s

Wealth Management $3,584 $591 $1,058 $516 Total: $5,749 Million** Discretionary Non-Discretionary Brokerage Retirement Plan $3,600 $4,100 $4,600 $5,100 $5,600 $6,100 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Assets Under Administration* **As of June 30, 2021 (in millions) Page 37 $ i n m il li o n s *As of the applicable period end

Page 38 Growth Strategies and Capital Allocation

Maximizing Shareholder Value Management’s priority is to deploy capital through: Page 39 Return on Capital Organic Growth M&A Share Repurchases Special Dividend Dividends

Page 40 We are Delivering Results Since the IPO in March 2010, FIBK has delivered a 314% total return to shareholders Source: Bloomberg 313.61% -100 -50 0 50 100 150 200 250 300 350 400 450 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Mar-20 Mar-21 P e rc e n t (% ) FIBK: TOTAL RETURN (03/23/2010 THROUGH 06/30/2021)

Appendix Page 41

Non-GAAP Financial Measures Page 42 This presentation contains pre-provision net revenue (PPNR) and pre-provision net revenue per share (PPNRPS), which are non-GAAP financial measures that management uses to evaluate our capital adequacy. PPNR is calculated as net-interest income plus non-interest income less non-interest expense, and PPNRPS is calculated as PPNR divided by diluted weighted average common shares outstanding. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and to present on a consistent basis our continuing operations, are useful to investors in evaluating the Company’s performance. See the Non-GAAP Financial Measures reconciliation table included below for a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP Reconciliation Page 43 (Dollars in millions) Pre-Provision Net Revenue (PPNR) Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Net interest income (GAAP) $122.5 $123.0 $128.4 $120.7 $118.8 Plus: Noninterest income (GAAP) $39.7 $44.7 $33.9 $38.1 $35.3 Total revenues (GAAP) $162.2 $167.7 $162.3 $158.8 $154.1 Less: Noninterest expense (GAAP) $95.6 $99.5 $97.4 $98.4 $99.0 PPNR (Non-GAAP) $66.6 $68.2 $64.9 $60.4 $55.1 Less: Provision expense (GAAP) $19.5 $5.2 $3.2 ($5.1) $0.0 Net income before tax (GAAP) $47.1 $63.0 $61.7 $65.5 $55.1

Hospitality: Portfolio Exposure • 8.2% of total loan portfolio • $29.3 million in unfunded commitments • Hotel (except Casino Hotels) and Motel account for 60.3% of total portfolio Month NAICS Code Description Net Principal Balance Unfunded Commitment June 2021 721110 Hotels (except Casino Hotels) and Motels $ 486,588,001 $ 20,726,863 $ 507,314,864 722511 Full-Service Restaurants 141,745,332 2,491,999 144,237,332 722513 Limited-Service Restaurants 56,846,452 2,220,558 59,067,010 721120 Casino Hotels 37,063,856 1,825,275 38,889,131 722410 Drinking Places (Alcoholic Beverages) 24,225,162 554,735 24,779,897 All Other Hospitality 60,438,675 1,521,918 61,960,593 Hospitality Total $ 806,907,479 $ 29,341,348 $ 836,248,827 Page 44 As of June 30, 2021

Hospitality: Industry Performance • $91.5 million in criticized loan categories • $4.1 million in impaired loan categories • $11.2 million or 1.4% in allowance for credit losses • No specific reserves Description Criticized % Criticized Classified % Classified Impaired % Impaired Hotels (except Casino Hotels) and Motels $ 69,097,127 14.2% $ 40,581,778 8.3% $ 3,375,260 0.7% Full-Service Restaurants 11,703,993 8.3% 4,535,502 3.2% 0 0.0% Limited-Service Restaurants 2,356,473 4.1% 1,045,007 1.8% 437,684 0.8% Casino Hotels 0 0.0% 0 0.0% 0 0.0% RV (Recreational Vehicle) Parks and Campgrounds 1,195,443 4.9% 719,522 3.0% 0 0.0% All Other Hospitality 7,099,193 11.7% 2,363,648 3.9% 321,740 0.5% Hospitality Total $ 91,452,229 11.3% $ 49,245,457 6.1% $ 4,134,684 0.5% Page 45 As of June 30, 2021

Hotel Exposure by State Page 46 $14.4 $123.5 $147.7 $29.3 $80.3 $90.7 $0.7 $14.4 $127.1 $160.6 $29.7 $81.5 $93.4 $0.7 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 ID MT OR SD WA WY Other Outstanding Commitment • No hotel loan with a balance greater than $23 Million. • Approximately $86 Million of Hotel Portfolio Commitments are currently in the construction phase. • Based on approval observations, more than 80% of the Portfolio are flagged hotels. All new hotel loans since 2016 are top tier flagged hotels for their market. • Average loan-to-value for loans greater than $1 million is 45%. As of June 30, 2021 $ i n M il li o n s

Hotel Outstandings by Risk Distribution Page 47 Pass 61% Pass-Watch 25% Special Mention 6% Substandard 8% As of June 30, 2021

Indirect Auto: Lending Consumer Indirect Production Indirect Loan Portfolio Page 48 As of June 30, 2021 • Est. Average Life of RV: 45 months • Est. Average Life of Auto: 32 months $ i n M il li o n s New Auto 25% Other 9% RV 24% Used Auto 42% 4.91% 4.73% 4.61% 4.26% 4.52% 4.79% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% $0 $50 $100 $150 $200 $250 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 New Quarterly Production Production Yield, Net to FIB

Indirect Auto: Delinquency Originations from a credit quality perspective • Approximately 59% of our originations are above a 750 FICO score • Approximately 89% of our originations are above a 700 FICO score • Not participating in the subprime space; less than 0.5% of the portfolio has a score below 620 June 30, 2021 Delinquency at 0.61% Page 49 30-Day+ Delinquency 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 2020 2021

Agriculture: Portfolio Exposure • 4.5% of total loan portfolio • $176.0 million in unfunded commitments • Beef Cattle Ranching/Farming accounting for 41.1% of total portfolio Month NAICS Code Description Net Principal Balance Unfunded Commitment June 2021 112111 Beef Cattle Ranching and Farming $ 181,217,050 $ 73,815,608 $ 255,032,659 111140 Wheat Farming 60,266,962 34,798,620 95,065,582 111331 Apple Orchards 22,567,298 8,547,034 31,114,331 112112 Cattle Feedlots 5,571,294 13,336,785 18,908,079 111211 Potato Farming 22,608,892 2,207,052 24,815,943 All Other Agriculture 148,951,007 43,250,154 192,201,161 Agriculture Total $ 441,182,502 $ 175,955,253 $ 617,137,755 Page 50 As of June 30, 2021

Agriculture: Industry Performance • $49.4 million in criticized loan categories • $8.1 million in impaired loan categories • $3.4 million or 0.8% allowance for credit losses • $0.7 million in specific reserves Description Criticized % Criticized Classified % Classified Impaired % Impaired Beef Cattle Ranching and Farming $ 15,589,908 8.6% $ 9,774,343 5.4% $ 997,714 0.6% Wheat Farming 3,833,194 6.4% 1,808,085 3.0% 142,304 0.2% Apple Orchards 14,634,157 64.8% 1,955,211 8.7% 1,955,211 8.7% Cattle Feedlots 0 0.0% 0 0.0% 0 0.0% Potato Farming 356,614 1.6% 356,614 1.6% 356,614 1.6% All Other Agriculture 14,967,342 10.0% 9,991,489 6.7% 4,692,613 3.2% Total Agriculture $ 49,381,215 11.2% $ 23,885,741 5.4% $ 8,144,455 1.8% Page 51 As of June 30, 2021

Oil and Gas: Industry Exposure • $34.2 million in direct exposure (0.4% of total loan portfolio) • $12.4 million in unfunded commitments • $6.4 million in criticized loans category Month NAICS Code Description Net Principal Balance Unfunded Commitment June 2021 213112 Support Activities for Oil and Gas Operations $ 21,177,291 $ 4,064,105 $ 25,241,396 211120 Crude Petroleum Extraction 7,092,964 5,863,640 12,956,604 213111 Drilling Oil and Gas Wells 4,514,807 1,624,518 6,139,325 211130 Natural Gas Extraction 857,237 159,886 1,017,123 221210 Natural Gas Distribution 525,367 676,149 1,201,517 Oil & Gas Total $ 34,167,667 $ 12,388,298 $ 46,555,965 As of June 30, 2021Page 52

Oil and Gas: Industry Performance • $2.3 million in impaired loan categories • $0.8 million or 2.2% allowance for credit losses • $0 in specific reserves Description Criticized % Criticized Classified % Classified Impaired % Impaired Support Activities for Oil and Gas Operations $ 2,847,009 13.4% $ 605,264 2.9% $ 376,359 1.8% Crude Petroleum Extraction 2,700,501 38.1% 1,366,911 19.3% 1,178,762 16.6% Drilling Oil and Gas Wells 53,607 1.2% 53,607 1.2% 0 0.0% Natural Gas Extraction 751,501 87.7% 751,501 87.7% 751,501 87.7% Natural Gas Distribution 0 0.0% 0 0.0% 0 0.0% Oil & Gas Total $ 6,352,617 18.6% $ 2,777,282 8.1% $ 2,306,622 6.8% Page 53 As of June 30, 2021

Mall and Retail Trade: Portfolio Exposure • $53.4 million direct exposure to Malls (0.5% of total loan portfolio) o None in criticized loan categories • $32.5 million direct exposure to Retail Trade (0.3% of total loan portfolio) o $1.7 million in criticized loan categories Month NAICS Code Description Net Principal Balance Unfunded Commitment June 2021 Shopping Malls $ 53,390,445 $ 5,280,000 $ 58,670,445 451110 Sporting Goods Stores 16,967,661 3,920,027 20,887,688 448310 Jewelry Stores 5,416,756 965,482 6,382,238 452990 All Other General Merchandise Stores 1,540,838 81,364 1,622,202 448190 Other Clothing Stores 1,009,688 628,500 1,638,188 448140 Family Clothing Stores 1,172,053 99,999 1,272,052 448120 Women's Clothing Stores 1,147,959 67,360 1,215,319 All Other Retail Trade 5,292,725 589,486 5,882,211 Mall and Retail Trade Total $ 85,938,125 $ 11,632,217 $ 97,570,343 Page 54 As of June 30, 2021

Mall and Retail Trade: Portfolio Performance • $1.7 million in criticized loan categories • $0.2 million in impaired loan categories • $0.8 million or 1.0% allowance for credit losses • No specific reserves Description Criticized % Criticized Classified % Classified Impaired % Impaired Sporting Goods Stores $ 22,382 0.1% $ 22,382 0.1% $ 0 0.0% All Other General Merchandise Stores 608,485 39.5% 174,320 11.3% 174,320 11.3% Other Clothing Stores 329,103 32.6% 329,103 32.6% 18,490 1.8% All Other Retail Trade 782,581 14.8% 0 0.0% 0 0.0% Mall and Retail Trade Total $ 1,742,552 2.0% $ 525,806 0.6% $ 192,810 0.2% Page 55 As of June 30, 2021

Business Cycle Status RECOVERY MID EXPANSION LATE EXPANSION AT RISKIN RECESSION Idaho Economic Drivers Strengths & Weaknesses Business Costs Vitality U.S.=100% Best=1, Worst=51 Summary of Key Indicators: Idaho State GDP Overview Economic Growth U.S.=100% Highest=1, Lowest=51 0% 5% 10% 15% Agriculture Mining Utilities Construction Manufacturing Wholesale Retail Transportation Information Finance/Insurance Real Estate Professional Educational Health Arts Accommodation Other services Government ID GDP: Industry % Contribution ID US HIGH-TECHAGRICULTURE Strengths • Prominent drivers in high tech, agriculture. • Above-average population growth and net migration. • Strong housing market. • High economic vitality. Weaknesses • Abundance of low-wage service jobs. • Highly cyclical tech industries contribute to above-average volatility. • Below-average labor productivity. Relative 109% Rank 10 Index 103% Rank 17 Gross State Product ID 2014-2019 CAGR 3.38% 2020-2025 CAGR 4.59% Page 56 2014 2015 2016 2017 2018 2019 INDICATORS 2020 2021 2022 2023 2024 2025 61.4 63.1 65.5 67.8 70.5 72.5 Gross state product (C12$ bil) 69.2 71.3 76.5 80.9 84 86.6 654 672 694 715 739 760 Total employment (ths) 728 724 754 784 800 808 2.5 2.7 3.4 3 3.3 2.8 % change -4.2 -0.5 4.2 3.9 2 1 4.8 4.1 3.8 3.2 2.9 2.9 Unemployment rate (%) 6.5 7.1 5.7 4.2 3.9 4 6 6.5 4 5.7 6.4 6.1 Personal income growth (%) 6.6 -0.9 7.4 7.5 6.4 5.6 1,631 1,651 1,682 1,718 1,751 1,787 Population (ths) 1,824 1,850 1,872 1,896 1,922 1,946 9.8 9.8 21.9 26.5 24.1 27.5 Net migration (ths) 27.2 15.7 12.9 14.4 15.9 15.7 6,293 7,784 9,739 11,019 12,176 12,978 Single-family permits (#) 11,447 13,067 17,345 18,279 18,072 17,760 2,504 2,170 2,426 3,164 3,648 4,738 Multifamily permits (#) 3,402 3,194 3,857 4,162 4,129 3,919 289 306 329 360 405 450 FHFA house price (1980Q1=100) 479 456 443 447 451 463 4 3.5 3.2 3.3 3.2 3.7 Mortgage delinquency rate (%) 5.1 7.3 6.5 5.3 5 4.8 54.9 60.3 61.9 67.5 65.1 63.1 New vehicle registrations (ths) 54.6 65.7 75.1 75.6 74.6 75.1 4,612 3,841 3,738 3,691 3,630 3,580 Personal bankruptcies (#) 4,760 6,650 5,309 5,213 5,859 6,195 Sources: Moody’s U.S. Précis® StateUpdated as of August 2020 Unemployment 0 2 4 6 8 10 12 14 16 O -1 9 D -1 9 F -2 0 A -2 0 J -2 0 A -2 0 O -2 0 ID U.S.

Montana ENERGY & RESOURCES Strengths • Year-round tourist attractions, including popular national parks. • Relatively low cost of doing business. • Population growth is stronger for longer; housing and consumer industries benefit. Weaknesses • Far from major markets. • Below-average incomes. • Agriculture and tourism vulnerable to harsh weather. • Unfavorable age structure. Relative 88% Rank 33 U.S.=100% Best=1, Worst=51 Gross State Product MT 2013-2018 CAGR 1.79% 2019-2024 CAGR 3.68% AGRICULTURE TOURIST DESTINATION 0% 5% 10% 15% 20% Agriculture Mining Utilities Construction Manufacturing Wholesale Retail Transportation Information Finance/Insurance Real Estate Professional Educational Health Arts Accommodation Other services Government MT GDP: Industry % Contribution MT US Index 102% Rank 21 U.S.=100% Highest=1, Lowest=51 Page 57 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 43.2 44.9 44.3 45 46.2 47.2 Gross state product (C12$ bil) 45 46.1 48.9 51.3 52.7 53.9 453 462 468 473 478 484 Total employment (ths) 462 462 475 487 493 495 1 1.9 1.3 1 1.2 1.2 % change -4.6 0.1 2.8 2.5 1.2 0.5 4.7 4.2 4.1 4 3.6 3.5 Unemployment rate (%) 6.5 6.4 5.7 4.7 4.5 4.4 5.1 4.7 1.5 4.9 5.8 3.9 Personal income growth (%) 6.1 -2 5.6 5.8 5 4.3 1,022 1,030 1,041 1,052 1,061 1,069 Population (ths) 1,078 1,085 1,090 1,095 1,100 1,104 5.2 5.7 7.8 9.6 6.3 6.3 Net migration (ths) 7.6 4.3 3 3.3 3.4 3.3 2,044 2,992 3,113 3,161 3,213 3,014 Single-family permits (#) 2,848 3,500 4,367 4,144 3,906 3,815 1,840 1,834 1,668 1,771 1,886 1,762 Multifamily permits (#) 1,460 933 1,203 1,043 955 876 374 391 407 428 454 480 FHFA house price (1980Q1=100) 498 476 467 473 477 489 3.2 2.7 2.5 2.5 2.5 2.5 Mortgage delinquency rate (%) 2.9 3.9 3.5 3.1 2.9 2.8 62.3 65 68.8 60 58 52.8 New vehicle registrations (ths) 50.5 60 66.6 65 63.5 63.8 1,480 1,265 1,280 1,258 1,260 1,262 Personal bankruptcies (#) 1,547 2,023 1,668 1,631 1,781 1,848 Sources: Moody’s U.S. Précis® StateUpdated as of August 2020 Economic Drivers Strengths & Weaknesses Business Costs Vitality Summary of Key Indicators: Montana State GDP Overview Economic Growth Business Cycle Status RECOVERY MID EXPANSION LATE EXPANSION AT RISKIN RECESSION Unemployment 0 2 4 6 8 10 12 14 16 O -1 9 D -1 9 F -2 0 A -2 0 J -2 0 A -2 0 O -2 0 MT U.S.

Strengths • Diverse economy with export focus. • Low energy costs courtesy of a network of hydroelectric plants. • Leader in semiconductor production, for which • global demand is strong. Weaknesses • Strict environmental regulations that raise business costs. • Above-average employment volatility. • Eroding housing affordability. Oregon U.S.=100% Best=1, Worst=51 U.S.=100% Highest=1, Lowest=51 0% 10% 20% 30% Agriculture Mining Utilities Construction Manufacturing Wholesale Retail Transportation Information Finance/Insurance Real Estate Professional Educational Health Arts Accommodation Other services Government OR GDP: Industry % Contribution OR US TOURIST DESTINATION MANUFACT.HIGH-TECH Gross State Product OR 2013-2018 CAGR 4.10% 2019-2024 CAGR 4.24% Relative 123% Rank 3 Index 101% Rank 22 Page 58 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 181.9 192 200.9 208.6 216.6 222.4 Gross state product (C12$ bil) 210.6 214.7 230.7 243.9 252.2 259.2 1,722 1,781 1,834 1,876 1,913 1,942 Total employment (ths) 1,813 1,816 1,894 1,970 2,009 2,028 2.8 3.4 3 2.3 2 1.5 % change -6.6 0.2 4.3 4 2 1 6.8 5.6 4.8 4.1 4.1 3.8 Unemployment rate (%) 9 9.8 7.9 5.9 5.5 5.4 7.3 7.8 4.8 5.4 6.2 5.1 Personal income growth (%) 5.2 -1.6 6.9 7.2 6 5.2 3,963 4,016 4,090 4,144 4,182 4,218 Population (ths) 4,261 4,294 4,323 4,352 4,382 4,412 29 42 63.7 45.7 31 29.1 Net migration (ths) 34.9 23.6 20.3 20.4 22.1 23.2 8,573 10,255 11,006 10,604 11,217 11,586 Single-family permits (#) 10,618 14,726 20,117 20,955 20,431 19,987 8,072 7,255 8,580 9,449 8,915 10,451 Multifamily permits (#) 7,673 6,551 8,202 8,521 8,392 7,908 398 434 482 525 561 589 FHFA house price (1980Q1=100) 608 595 603 637 676 725 3.8 3.1 2.6 2.5 2.2 2.2 Mortgage delinquency rate (%) 2.7 3.8 3.4 2.8 2.6 2.5 156.3 169.8 185.5 189.1 179.1 172.5 New vehicle registrations (ths) 146.3 169.2 189.3 186 180.9 180.8 12,059 10,600 8,906 8,991 8,612 8,776 Personal bankruptcies (#) 11,953 16,739 13,143 12,781 14,290 15,000 Sources: Moody’s U.S. Précis® StateUpdated as of August 2020 Economic Drivers Strengths & Weaknesses Business Costs Vitality Summary of Key Indicators: Oregon State GDP Overview Economic Growth Business Cycle Status RECOVERY MID EXPANSION LATE EXPANSION AT RISKIN RECESSION Unemployment 0 2 4 6 8 10 12 14 16 18 O -1 9 D -1 9 F -2 0 A -2 0 J -2 0 A -2 0 O -2 0 OR U.S.

South Dakota U.S.=100% Best=1, Worst=51 U.S.=100% Highest=1, Lowest=51 0% 5% 10% 15% Agriculture Mining Utilities Construction Manufacturing Wholesale Retail Transportation Information Finance/Insurance Real Estate Professional Educational Health Arts Accommodation Other services Government SD GDP: Industry % Contribution SD US MEDICAL CENTER TOURIST DESTINATION FINANCIAL CENTER Index 86% Rank 50 Relative 87% Rank 38 Strengths • Favorable business climate, low costs. • No state tax on personal income. • High housing affordability despite prices that are well above their prior peak. • Strong labor force growth. Weaknesses • Heavy reliance on cyclical tourism. • High dependence on agriculture and exposure to volatile commodity prices. Gross State Product SD 2013-2018 CAGR 1.03% 2019-2024 CAGR 2.67% Page 59 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 44.2 45.4 45.7 45.6 46.5 46.8 Gross state product (C12$ bil) 44.7 45.6 48.6 51 52.6 53.8 424 429 432 434 438 441 Total employment (ths) 417 418 431 442 447 450 1.5 1 0.9 0.4 0.9 0.6 % change -5.4 0.3 3 2.6 1.2 0.5 3.4 3.1 3 3.2 3.1 3.3 Unemployment rate (%) 5.2 5 4.1 3.1 2.9 2.9 4.6 4.2 1 3.1 6.5 3.6 Personal income growth (%) 2.3 -2.5 5.8 6.3 4.9 4 849 854 863 873 879 885 Population (ths) 892 898 904 909 914 919 1.5 0.4 4.5 5.8 1.2 1.4 Net migration (ths) 2.5 1.9 1.4 1.2 1.2 1.4 2,798 2,868 3,195 3,386 2,985 3,127 Single-family permits (#) 3,293 4,640 5,544 5,296 5,141 5,077 1,924 1,614 2,491 2,021 1,978 1,288 Multifamily permits (#) 2,285 3,420 3,480 2,912 2,802 2,724 316 330 345 364 384 403 FHFA house price (1980Q1=100) 413 399 408 430 441 450 3 2.8 2.6 2.6 2.5 2.6 Mortgage delinquency rate (%) 3.1 3.9 3.4 2.8 2.7 2.7 39.4 39.6 37.6 40.6 38.4 37.8 New vehicle registrations (ths) 30.4 39.7 45.3 43.7 42.2 42.3 1,150 1,051 1,055 1,003 1,028 901 Personal bankruptcies (#) 1,148 1,603 1,252 1,224 1,371 1,444 Sources: Moody’s U.S. Précis® StateUpdated as of August 2020 Economic Drivers Strengths & Weaknesses Business Costs Vitality Summary of Key Indicators: South Dakota State GDP Overview Economic Growth Business Cycle Status RECOVERY MID EXPANSION LATE EXPANSION AT RISKIN RECESSION Unemployment 0 2 4 6 8 10 12 14 16 O -1 9 D -1 9 F -2 0 A -2 0 J -2 0 A -2 0 O -2 0 SD U.S.

Washington U.S.=100% Best=1, Worst=51 U.S.=100% Highest=1, Lowest=51 0% 5% 10% 15% Agriculture Mining Utilities Construction Manufacturing Wholesale Retail Transportation Information Finance/Insurance Real Estate Professional Educational Health Arts Accommodation Other services Government WA GDP: Industry % Contribution WA US DEFENSEMANUFACT.HIGH-TECH Gross State Product WA 2013-2018 CAGR 4.52% 2019-2024 CAGR 4.18% Strengths • Fast-growing software and IT industries. • Top-ranked public university that drives exceptionally high educational attainment. • Low costs relative to Silicon Valley and deep pool of engineering talent. Weakness • Shrinking aerospace industry hampers growth in mid-wage jobs. • Large agriculture industry is exposed to commodity prices. Relative 123% Rank 2 Index 95% Rank 37 Page 60 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 425.8 444.3 459.8 483.8 511.7 531.2 Gross state product (C12$ bil) 501.2 511.5 551.7 582.1 600.6 615.1 3,058 3,145 3,242 3,321 3,401 3,470 Total employment (ths) 3,244 3,265 3,406 3,533 3,592 3,619 2.5 2.9 3.1 2.5 2.4 2 % change -6.5 0.7 4.3 3.7 1.7 0.7 6.1 5.6 5.3 4.7 4.5 4.3 Unemployment rate (%) 9.9 10 7.6 5.7 5.4 5.4 8 6.2 5.7 6.6 7.5 5.7 Personal income growth (%) 2.8 -1.3 8.1 8.5 6.4 5 7,055 7,164 7,295 7,423 7,524 7,615 Population (ths) 7,716 7,794 7,866 7,938 8,012 8,088 54.7 74 95.8 94.7 70.8 61.6 Net migration (ths) 70.2 45.3 40.2 40.6 44.2 47.5 17,905 19,797 22,463 23,115 23,676 23,300 Single-family permits (#) 21,286 26,884 35,909 37,508 36,205 35,624 15,993 20,577 21,614 22,679 24,070 25,124 Multifamily permits (#) 20,301 18,753 22,405 22,868 22,216 21,116 427 462 510 566 625 660 FHFA house price (1980Q1=100) 686 687 706 744 781 832 4.1 3.2 2.7 2.5 2.2 2.1 Mortgage delinquency rate (%) 2.8 3.9 3.6 3 2.8 2.7 264.3 285.9 302.7 308.8 303 292.4 New vehicle registrations (ths) 235.8 278 320.1 323.9 317.6 316.8 20,814 17,973 15,961 14,355 13,032 12,170 Personal bankruptcies (#) 15,959 22,024 17,506 17,085 19,055 20,019 Sources: Moody’s U.S. Précis® StateUpdated as of August 2020 Economic Drivers Strengths & Weaknesses Business Costs Vitality Summary of Key Indicators: Washington State GDP Overview Economic Growth Business Cycle Status RECOVERY MID EXPANSION LATE EXPANSION AT RISKIN RECESSION 0 2 4 6 8 10 12 14 16 18 O -1 9 D -1 9 F -2 0 A -2 0 J -2 0 A -2 0 O -2 0 WA U.S. Unemployment

Wyoming U.S.=100% Best=1, Worst=51 U.S.=100% Highest=1, Lowest=51 0% 5% 10% 15% 20% 25% Agriculture Mining Utilities Construction Manufacturing Wholesale Retail Transportation Information Finance/Insurance Real Estate Professional Educational Health Arts Accommodation Other services Government WY GDP: Industry % Contribution WY US ENERGY & RESOURCES AGRICULTURE DEFENSE Gross State Product WY 2013-2018 CAGR 0.31% 2019-2024 CAGR 3.27% Strengths • Abundant natural energy resources. • National parks, a magnet for domestic and international tourism. • Low business costs relative to the region. Weaknesses • Low industrial diversity, high employment concentration in volatile energy industry. • Below-average educational attainment. • Net negative migration. • High rental vacancy rate. Relative 62% Rank 50 Index 100% Rank 25 Sources: Moody’s U.S. Précis® StatePage 61 2014 2015 2016 2017 2018 2019 Indicators 2020 2021 2022 2023 2024 2025 38.7 39.7 38.1 38 38 39.3 Gross state product (C12$ bil) 37.2 38.3 40.5 42.1 43.1 43.7 298 297 286 284 286 290 Total employment (ths) 273 272 281 288 291 292 1.5 -0.5 -3.7 -0.8 0.9 1.4 % change -5.8 -0.3 3.2 2.4 1.1 0.5 4.1 4.3 5.3 4.2 3.9 3.6 Unemployment rate (%) 6.6 7.2 5.6 4.1 3.9 4 7.3 1.2 -4.6 2.3 6.8 5.1 Personal income growth (%) 2.7 -3.4 4.6 4.8 4 3.4 583 586 584 579 578 579 Population (ths) 580 584 587 589 592 594 -2.8 0.1 -4.2 -7.7 -3.3 -0.5 Net migration (ths) -0.4 1.2 1.3 0.5 0.4 0.9 1,614 1,681 1,549 1,464 1,533 1,521 Single-family permits (#) 1,578 2,141 2,700 2,740 2,637 2,558 287 222 178 462 279 187 Multifamily permits (#) 292 243 290 282 265 237 281 292 299 303 316 330 FHFA house price (1980Q1=100) 345 345 353 372 386 401 4 3.7 4 3.9 3.5 3.3 Mortgage delinquency rate (%) 4 5.2 4.7 3.9 3.7 3.7 28.6 27.1 23.6 25.7 26.4 25.9 New vehicle registrations (ths) 24.5 30.4 34.6 34.1 33.2 33.2 912 844 952 986 976 821 Personal bankruptcies (#) 1,067 1,526 1,167 1,123 1,256 1,315 Updated as of August 2020 Economic Drivers Strengths & Weaknesses Business Costs Vitality Summary of Key Indicators: Wyoming State GDP Overview Economic Growth Business Cycle Status RECOVERY MID EXPANSION LATE EXPANSION AT RISKIN RECESSION 0 2 4 6 8 10 12 14 16 O -1 9 D -1 9 F -2 0 A -2 0 J -2 0 A -2 0 O -2 0 WY U.S. Unemployment